UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): September 18, 2008

Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

 Commission File Number: 000-51682

Delaware	20-3187008
(State of Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

999 Eighteenth Street, Suite 3000
Denver, CO 80202
(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The 2008 annual meeting of the stockholders of Highbury Financial Inc. (the “Company”) is scheduled to be held on December 8, 2008.

In order to be considered for inclusion in the Company's proxy statement and form of proxy for the 2008 annual meeting of stockholders, a proposal by a stockholder must be received by the Company at its principal office at 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202, Attn: Corporate Secretary, on or before October 10, 2008. In addition, under the Company’s by-laws, the submission of a stockholder proposal for consideration at the 2008 annual meeting (but not for inclusion in the proxy statement) will be considered untimely unless it is received by the Company at the above address on or before the close of business on the 10th day following the date of the Notice of 2008 Annual Meeting of Stockholders to be included with the Company’s proxy statement and is otherwise in compliance with the requirements set forth in the by-laws.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

99.1	Press release issued by Highbury Financial Inc. dated September 18, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

	By:	/s/ Richard S. Foote
Richard S. Foote
President and Chief Executive Officer
Date: September 18, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Highbury Financial Inc. dated September 18, 2008.